DRAFT 09/17/97








                             UNDERWRITING AGREEMENT

                                     between

                           NICHE PHARMACEUTICALS, INC.

                                       and

                         CLAYTON DUNNING & COMPANY, INC.


                                  Dated: , 1997


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                        1,400,000 Shares of Common Stock

                           NICHE PHARMACEUTICALS, INC.


                             UNDERWRITING AGREEMENT


                                                            New York, New York
                                                                    , 1997

Clayton Dunning & Company, Inc.
2901 South Bayshore Drive, #1E
Coconut Grove, FL 33133

Dear Sirs:

     The undersigned, NICHE PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby confirms its agreement with CLAYTON DUNNING & COMPANY, INC. (being referred to herein as "you," the "Representative" or the "Underwriter"), as follows:

     1. Purchase and Sale of Securities.

          1.1 Employment of the Underwriter.

               1.1.1Terms and Conditions of Employment. On the basis of the representations and warranties and subject to the terms and conditions contained herein, the Company hereby employs the Underwriter as its exclusive agent, and the Underwriter agrees to use its best efforts, to offer and sell 1,400,000 (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock") to the public at $5.00 per share, on a "best efforts, all or none" basis within forty-five (45) days from the effective date (the "Effective Date") of the Registration Statement (as hereinafter defined), or within ninety
          (90) days from the Effective Date if extended by mutual agreement between the Company and the Underwriter. There will be an underwriting discount of ten percent. The total gross discount and non-accountable expense allowance shall be subject to approval by the National Association of Securities Dealers, Inc. ("NASD").

               1.1.2 Agreement to Use Best Efforts. Subject to the terms and conditions contained herein, the Underwriter agrees to make a public offering of the Shares and to use its best efforts as agent, promptly following receipt by it of written notice from the

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          Securities  and  Exchange   Commission  (the  "Commission")  that  the
          Registration Statement is effective, to sell the Shares. Such public offering may be made through dealers in securities selected by the Underwriter. The Underwriter may allow such concessions to dealers as may be determined by the Underwriter. The offering will be made upon terms and conditions set forth in the Registration Statement and the Prospectus in conformity with all applicable state and federal laws, rules and regulations and in accordance withe Rules of Practice and the Code of Uniform Practice of the NASD. The employment hereunder shall terminate forty-five (45) days after the Effective Date of the Registration Statement, unless extended for an additional forty-five
          (45) day period by mutual agreement between the Company and the Underwriter, or upon the sale of all the Shares, whichever date sooner occurs.

               1.1.3 Consequences of Unsuccessful Offering. In the event the Underwriter does not find purchasers for 1,400,000 Shares within the periods herein provided, this Agreement shall terminate and the Underwriter shall refund to any persons who have subscribed to the Shares the full amount which may have been received from them, without interest or deductions, and none of the parties to this Agreement shall have any obligation to any other party except as may be otherwise expressly stipulated hereunder. Appropriate arrangements shall be made prior to the commencement of the offering pursuant to an escrow agreement between the Company, Underwriter and First Union National Bank of Florida, N.A. (the "Escrow Agreement") for placing the funds received from subscribers in an escrow account, entitled First Union National Bank of Florida, N.A., Escrow Agent(the "Escrow Account").

               1.1.4 Underwriter's Commission. Subject to the sale of 1,400,000 Shares, the Underwriter shall be entitled to receive as its compensation, a commission of $.50 per Share, and the Underwriter may re-allow to selected dealers who are members of the NASD a concession as may be determined by the Underwriter, but such concession shall not exceed $____ per Share.

          1.2 Representative's Warrants.

               1.2.1 Purchase and Sale. Subject to the sale of 1,400,000 Shares, the Company shall issue and sell to you and/or to such persons as you may designate, on the Closing Date, warrants for the purchase of an aggregate of 140,000 shares of Common Stock (the "Representative's Warrants") for an aggregate purchase price of $140.00. The Representative's Warrants and the shares of Common

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          Stock  issuable  upon  exercise of the  Representative's  Warrants are
          hereinafter   referred  to  collectively   as  the   "Representative's
          Securities." The Shares and the Representative's Securities are hereinafter referred to collectively as the "Securities."

               1.2.2 Terms and Conditions of Warrants. The Representative's Warrants shall be exercisable for a period of three years commencing one year after the Effective Date at an initial exercise price of $7.50 per share and shall be substantially in the form of the Representative's common stock purchase warrant attached hereto as Exhibit A.

     2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter that:

          2.1 Filings under Securities Laws.

               2.1.1 Pursuant to the Act. The Company has filed with the Commission a registration statement and an amendment or amendments thereto, on Form SB-2 (Registration No. 333-17767), including any related prospectus subject to completion (a "Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations of the Commission under the Act (the "Regulations"). Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Regulations), is hereinafter called the "Registration Statement," and the form of the final prospectus dated the Effective Date (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the "Prospectus." The Registration Statement has been declared effective on or prior to the effective date of this Agreement.

               2.1.2 Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A Registration Statement (File No. 0-_____) providing for the registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the

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          Common Stock.  Such registration of the Common Stock has been declared effective by the Commission on the date hereof.

          2.2 No Stop or Other Orders. Neither the Commission, nor any state regulatory authority, has issued any order preventing or suspending the use of any Preliminary Prospectus or has instituted or threatened to institute any proceedings with respect to such an order.

          2.3 Disclosures in Registration Statement.

               2.3.1 Representation as to Contents. At the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Date, the Registration Statement and the Prospectus shall contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and shall in all material respects conform to the requirements of the Act and the Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, on such dates, shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations, and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter expressly for use in the Registration Statement, Preliminary Prospectus, or Prospectus or any amendment thereof or supplement thereto. The Company acknowledges that the information referred to in the immediately preceding sentence consists solely of the information under the heading "Underwriting" in the Prospectus.


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               2.3.2  Disclosure  Regarding  Contracts.  The  description in the
          Registration Statement and the Prospectus of contracts, instruments and other documents is accurate in all material respects and presents fairly the information required to be disclosed therein. There are no contracts, instruments or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, which have not been so described or filed. Each contract, instrument and other document (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and which is referred to in the Prospectus, or is material to its business, has been duly and validly executed, is in full force and effect and is enforceable against the parties thereto in accordance with its terms and none of such contracts, instruments or documents has been assigned by the Company. Neither the Company nor, to the best knowledge of the Company, any other party thereto is in default thereunder and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default by the Company thereunder.

               2.3.3 Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company (or any predecessor), within three years prior to the date hereof, except as disclosed in the Registration Statement.

          2.4 Changes After Dates in Registration Statement.

               2.4.1 No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, assets, properties, business or business prospects of the Company, including, but not limited to, any material loss of, or interference with, its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, whether or not arising in the ordinary course of business, and (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the condition, financial or otherwise,

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          or to the results of operations, business or business prospects of the
          Company.

               2.4.2 Recent Securities Transactions, Etc. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

          2.5 Independent Accountants. To the best knowledge of the Company, Moore Stephens, P.C., whose report is filed with the Commission as part of the Registration Statement, are independent accountants as required by the Act and the Regulations. The statements included in the Registration Statement with respect to such accountants are true and correct in all material respects.

          2.6  Financial  Statements.  The financial  statements,  including the notes thereto and supporting schedules, if any, included in the Registration Statement and Prospectus fairly present the financial position, the results of operations and cash flows of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved; and the supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Summary Financial Information" and "Capitalization" fairly present the information set forth therein on the basis stated in the Registration Statement.

          2.7 Capitalization. As used herein, the term "Preferred Stock" shall mean the Preferred Stock, $.01 par value per share, of the Company. The Company had at the date or dates indicated in the Registration Statement and Prospectus duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. Based on the assumptions stated in the Registration Statement and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in the Registration Statement

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     and the  Prospectus,  on the Effective Date and on the Closing Date,  there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Common Stock or Preferred Stock or any security convertible into shares of Common Stock or Preferred Stock, or any contracts or commitments to issue or sell shares of Common Stock or Preferred Stock or any such options, warrants, rights or convertible securities.


          2.8 Representations Regarding Securities.

               2.8.1 Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company or similar contractual rights granted by the Company. The outstanding options and warrants to purchase Common Stock constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as may deny giving effect to waivers of debtors' rights), (ii) as enforceability of any indemnification provision may be limited under Federal and State laws, (iii) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law). The authorized Common Stock, the Preferred Stock and the outstanding options and warrants to purchase Common Stock conform to all statements relating thereto contained in the Registration Statement and the Prospectus. The offers and sales of the outstanding Common Stock, and the options and warrants to purchase Common Stock, were at all relevant times either registered under the Act and applicable state securities or Blue Sky Laws or were exempt from such registration requirements.

               2.8.2 Securities Sold Hereunder. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable and the holders thereof are not and will not be subject to personal liability by reason of

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          being such holders;  the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. When issued, the
          Representative's   Warrants   will   constitute   valid  and   binding
          obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and the Representative's Warrants are enforceable against the Company in accordance with their respective terms, except
          (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (ii) as enforceability of any indemnification provision may be limited under Federal and State laws, (iii) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law).

          2.9 No Registration Rights. No holder of any securities of the Company or of any options or warrants of the Company exercisable for or convertible or exchangeable into securities of the Company has the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company, including the Registration Statement, except as disclosed in the Prospectus.

          2.10 Representations Regarding This Agreement. The Company has full power and authority, corporate and otherwise, to enter into this Agreement. This Agreement has been duly and validly authorized by the Company and constitutes the valid and binding agreement of the Company, enforceable against it in accordance with its terms, except (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (ii) as enforceability of any indemnification provision may be limited under Federal and State laws,
     (iii) that the remedy of specific performance and injunction and other forms of equitable relief may

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     be subject to the  equitable  defenses and to the  discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law). The execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms and conditions hereof have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time or both, (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, which breach, conflict or default would have a material adverse effect on the condition (financial or other), business, prospects or properties of the Company; (ii) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company; (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (iv) have a material adverse effect on any permit, license, certificate, registration, approval, consent or franchise concerning the Company; except in the case of (i) or (iii), where such default, breach, violation or effect, either singly or in the aggregate, would not have
     material   adverse  effect  on  the  financial   condition  or  results  of
     operations.

          2.11 No Improper Payments. Neither the Company nor, to its knowledge, any director, officer, employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

          2.12 No Defaults; Violations. Except as set forth in the Prospectus, no default exists in the due performance and observance of any material term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or

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     instrument  to which the  Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws. The Company is not in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over such company or any of its properties or business, which violation would result in a material adverse change in the condition (financial or other), business, prospects or properties.

          2.13 Corporate Power; Licenses; Consents.

               2.13.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its business as described in the Prospectus, and such company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations, except where the failure to so comply would not have a material adverse effect on the condition (financial or other), business, prospects or properties of the Company.

               2.13.2 Required Consents. The Company has obtained all consents, authorizations, approvals and orders required in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities pursuant to this Agreement and as contemplated by the Prospectus, except those required under applicable federal and state securities laws.

          2.14 Title to Property; Insurance. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions (collectively, "Restrictions") of any material nature whatsoever, other than those referred to in the Prospectus. The Company has adequately insured its properties against loss or damage by fire or other casualty and

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     maintains  such  other  insurance,  in  adequate  amounts,  as  is  usually maintained by companies engaged in the same business or in similar businesses.

          2.15 Litigation. Except as set forth in the Prospectus, there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company which might materially and adversely affect the financial position, prospects, value or the operation or the properties or the business of the Company, or which question the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, or any of its properties or business, is bound or subject.

          2.16 Organization; Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the condition (financial or otherwise) business prospects or properties of the Company.

          2.17 Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against it, other than any which the Company is contesting in good faith. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such financial statements. No issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or

120243.3
                                      -11-
     requested from the Company or any subsidiary thereof. The term "taxes" means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term "returns" means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

          2.18 Transactions Affecting Disclosure to NASD.

               2.18.1 Finders' Fees. To the best knowledge of the Company, there are no claims, payments, issuances, arrangements or understandings for services in the nature of finders' or origination fees with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriter's compensation, as determined by NASD, other than payments to the Representative of a placement agent fee with respect to the Companies private placement of a $100,000 promissory note and 100,000 Shares which closed on December 9, 1996.

               2.18.2 Payments Within Twelve Months. The Company has not made any direct or indirect payments (in cash, securities or otherwise) (i) to any person, as a finder's fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) to any NASD member, or (iii) to any person or entity that has any direct or indirect affiliation with an NASD member within the twelve month period prior to December 12, 1996, the date on which the Registration Statement was filed with the Commission (the "Filing Date") or thereafter, other than payments to the Representatives.

               2.18.3 Use of Proceeds. None of the net proceeds of the offering will be paid by the Company to any participating NASD member or any of its affiliates or associated persons. The Underwriter shall approve the Company's proposed "Use of Proceeds" of the offering.

               2.18.4 Insiders' NASD Affiliation. No officer, director or holder of five percent (5%) or more of any class of

120243.3
                                      -12-
          securities of the Company has any direct or indirect affiliation or association with any NASD member. No beneficial owner of the unregistered securities of the Company has any direct or indirect affiliation or association with any NASD member. The Company will advise the Representative and the NASD if the Company becomes aware that any 5% or greater shareholder, or any officer or director, of the Company becomes an affiliate or associated person of an NASD member.

          2.19 Internal Accounting Controls. The Company maintains, and the Company will continue to maintain, a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          2.20 Nasdaq Listing. As of the Effective Date, the Shares have been approved for listing on the National Association of Securities Dealers Automated Quotation ("Nasdaq") SmallCap Market System.

          2.21 Intangibles. The Company owns or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, patents and patent applications, copyrights and other rights (collectively, the "Intangibles") owned or used by it. The Intangibles owned or used by the Company has been registered in the United States Patent and Trademark Office and/or the United States Copyright Office and have been fully maintained and are in full force and effect. There is no claim or action by any person, or proceeding pending or, to the knowledge of the Company, threatened, and the Company has not received any notice of conflict with the asserted rights of others, which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the business of the Company. To the knowledge of the Company, neither its Intangibles, nor its current products, services and processes infringe on any intangibles held by any third party. To the best knowledge of the Company, no others have infringed or are infringing upon the Intangibles of the Company.


120243.3
                                      -13-

          2.22 Employee Matters.

               2.22.1 Relations With Employees. The Company has generally enjoyed a satisfactory relationship with its employees and is in compliance with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity, and none has ever occurred. No issue concerning representation exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending or threatened under any expired or existing collective bargaining agreement of the Company, if any.

               2.22.2 Employee Benefit Plans. Other than as set forth in the Registration Statement, the Company does not maintain, sponsor or contribute to, nor is it required to maintain, sponsor or contribute to, any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a, "multi-employer plan" (each, an "ERISA Plan") as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company has at any time maintained or contributed to a defined benefit plan, as defined in Section 3(35) of ERISA. If the Company does maintain or contribute to a defined benefit plan, any termination of the plan on the date hereof would not give rise to liability under Title IV of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or
          Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), which could subject the Company to any tax penalty for prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan that is intended to comply with Code Section 401(a), stating that such ERISA Plan and

120243.3
                                      -14-
          the attendant trust are qualified thereunder. The Company has not ever completely or partially withdrawn from a "multi-employer plan."

          2.23  Investment  Company  Representations.  The  Company  is  not  an
     "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          2.24 Officer's Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by such Company to the Representative as to the matters covered thereby.

          2.25 Lock-Up Agreements With Insiders. The Company has caused to be duly executed legally binding agreements enforceable in accordance with their respective terms, except (a) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (b) as enforceability of any indemnification provision may be limited under Federal and State laws, (c) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law) pursuant to which (i) the persons listed on Appendix I hereto and their family members and affiliates (as defined in the securities laws) (collectively, the "Insiders") agree not to sell any shares of Common Stock or warrants or options to purchase Common Stock or securities convertible into Common Stock owned by them (either pursuant to Rule 144 of the Regulations or otherwise) for a period of two years following the Effective Date and (ii) the persons listed on Appendix II hereto and their family members and affiliates (as defined in the securities laws) (collectively, the "Non-Insider Shareholders") agree not to sell any shares of Common Stock or warrants or options to purchase Common Stock or securities convertible into Common Stock owned by them (either pursuant to Rule 144 of the Regulations or otherwise) for a period of six (6) months following the Effective Closing Date, except in any such case with the prior written consent of the Representative (other than by the laws of descent and distribution). In order to enforce

120243.3
                                      -15-
     such agreements, the Company shall impose stop transfer instructions with respect to all such shares of Common Stock or warrants or options to purchase Common Stock or securities convertible into Common Stock until the end of the applicable period.

          2.26 No Stabilization or Manipulation. Neither the Company, nor any of its officers, directors or controlling persons, has taken, or will take, directly or indirectly, any action designed, or which reasonably might be expected, to cause or result, under the Act, the Exchange Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company or to facilitate the sale or resale of the Shares.

          2.27 Subsidiaries. The representations and warranties made by the Company in this Agreement shall, in the event that it has one or more subsidiaries (the "subsidiary(ies)") also apply and be true with respect to each subsidiary, individually (except as the context otherwise requires) and taken as a whole with the respective company of which it is a subsidiary and all other subsidiaries thereof, as if each representation and warranty contained herein made specific reference to each subsidiary each time the term "Company" was used. Except as described in the Prospectus, the Company does not own any interest in any corporation, partnership, joint venture, trust or other business entity.

          2.28 Other Agreements. The Company shall enter into three-year employment contracts with each of Steve F. Brandon and Thomas F. Reed and adopt a 1996 Senior Executive Stock Option Plan, as described in the Prospectus, with terms subject to the Underwriter's approval.


     3. Representative's Representations and Warranties.

          The Representative represents and warrants to the Company that:

          3.1 Organization: Good Standing. The Representative has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation.


120243.3
                                      -16-

          3.2 Corporate Power; Licenses; Consents. The Representative is registered as a broker-dealer with the Commission and in each state where such registration is required where the Representative acts as a broker-dealer.

          3.3 Binding Obligation; Enforceability. This Agreement and the transactions contemplated hereby have been duly authorized by, an executed on behalf of the Representative and constitute the valid and binding obligations of the Representative, enforceable in accordance with its terms, except (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (ii) as enforceability of any indemnification provision may be limited under Federal and State laws, (iii) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law).

     4. Covenants of the Company. The Company covenants and agrees with the Underwriter as follows:

          4.1 Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and shall not file any such amendment or supplement to which the Representative shall reasonably object.

          4.2 Federal Securities Laws.

               4.2.1 Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriter, the Prospectus, as then

120243.3
                                      -17-
          amended or supplemented, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company shall notify the Representative promptly and prepare and file with the Commission, subject to Section 4.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

               4.2.2 Filing of Final Prospectus. The Company shall file the Final Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

               4.2.3 Exchange Act Registration. For a period of five years from the Effective Date, the Company will use its best efforts to maintain registration of the Common Stock under the provisions of the Exchange Act.

               4.2.4 Financial Printer. The Preliminary Prospectuses shall be printed by a financial printer selected by the Company and approved by the Underwriter.

          4.3 Blue Sky Filings. The Company shall endeavor in good faith, in cooperation with the Representative and its counsel, at or prior to the time the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or would be required to qualify to do business as a foreign corporation. In each jurisdiction where such qualification shall be effected, the Company shall, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction. All blue sky work shall be undertaken by ________________, and the Company shall pay for all related expenses and disbursements incurred by such counsel.

          4.4 Delivery of Filings to Underwriter. The Company shall deliver to the Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered

120243.3
                                      -18-
     under the Act or the Exchange Act, such number of copies of each Preliminary Prospectus and the Prospectus as the Underwriter may reasonably request and, immediately after the Registration Statement or any amendment or supplement thereto is filed, deliver to the Representative two (2) executed original Registration Statements, including exhibits, and all post-effective amendments thereto and copies of documents filed therewith or incorporated therein by reference and all executed original consents of certified experts.

          4.5 Effectiveness and Events Requiring Notice to the Representative. The Company shall use its best efforts to cause the Registration Statement to remain effective until the later of the completion by the Underwriter of the distribution of the Shares (but in no event more than 9 months after the date on which the Registration Statement shall have been declared effective) or 25 days after the date on which the Registration Statement shall have been declared effective and shall notify the Representative immediately and shall promptly confirm the notice in writing of (i) the effectiveness of the Registration Statement and any amendment thereto, (ii) the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose, (iii) the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose,
     (iv) the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus, (v) the receipt of any comments or request for any additional information from the Commission, and (vi) the happening of any event during the period described in Section 4.4 hereof that makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make every reasonable effort to obtain promptly the lifting of such order.

          4.6 Unaudited Financials. The Company shall furnish to the Representative as early as practicable prior to the date hereof and the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements (the "Unaudited Financials") of the Company

120243.3
                                      -19-
     prepared in a manner consistent with that included in the Registration Statement (which in no event shall be as of a date more than sixty (60) days prior to the Effective Date) which have been read by the Company's independent accountants, as stated in their letter to be furnished pursuant to Section 5.3 hereof.


          4.7 Reports to the Underwriters.

               4.7.1 Periodic Reports, Etc. For a period of five (5) years following the Effective Date, the Company shall, simultaneously with the release or filing thereof, as the case may be, furnish to the Representative, (i) copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, (ii) a copy of each periodic report the Company shall be required to file with the Commission, (iii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company, (iv) copies of each Form SR filed by the Company, (v) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request.

               4.7.2 Transfer Sheets. For a period of three years from the Closing Date, the Company will furnish to the Representative at the Company's sole expense such transfer sheets of the Company's securities as the Representative may request, including the daily, weekly and monthly consolidated transfer sheets of the transfer agent of the Company.

          4.8 Delivery of Representative's Warrants. On the Closing Date, the Company shall execute and deliver to the Representative the Representative's Warrants substantially in the form filed as Exhibit 4.2 to the Registration Statement.

          4.9 Payment of Expenses.

               4.9.1 General Expenses. The Company shall pay on the Closing Date all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to, (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of

120243.3
                                      -20-
          the Registration Statement, the Preliminary Prospectuses and the Prospectus and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments or supplements thereto supplied to the Underwriter in quantities as may be required by the Underwriter, (ii) the printing, engraving, issuance and delivery of the Shares and the Representative's Warrants, including any transfer taxes and other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," and all amendments and supplements thereto, fees and disbursements for the Underwriter's Blue Sky counsel, which fees shall not exceed an aggregate of $35,000.00 ($15,000.00 of which has already been paid),and fees and disbursements of local counsel, if any, retained for such purpose, (iv) applications for assignments of a rating of the Shares by qualified rating agencies, (v) filing fees, costs and expenses incurred in registering the offering with the NASD, (vi) costs of placing "tombstone"
          advertisements in publications that shall be reasonably selected by the Representative, (vii) fees and disbursements of the transfer agent, (viii) the Company's expenses associated with "due diligence" meetings arranged by the Representative; (ix) the preparation, binding and delivery of four transaction bound volume sets for the Representative; (x) any listing of the Shares on the Nasdaq SmallCap Market System or on any securities exchange or any listing in Standard & Poor's Corporation Records or Moody's OTC Industrial Manual, and
          (xi) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 4.9.1. Since an important part of the public offering process is for the Company to appropriately and accurately describe both the background of the principals of the Company and the Company's competitive position in its industry, the Company will engage, if requested by the Underwriter, and will pay for, an investigative search firm of the Representative's choice to conduct an investigation of principals of the Company and its predecessors and affiliates designated by the Representative. The Representative may deduct from the net proceeds of the offering payable to the Company on the Closing Date the expenses set forth herein to be paid by the Company. If this Agreement shall not be carried out for any reason whatsoever, the Company shall remain liable for all of its actual out-of-pocket expenses pursuant to this Section 4.9.1.

               4.9.2 Representatives' Expenses. In addition to the expenses payable pursuant to Section 4.9.1, the Company shall pay

120243.3
                                      -21-
          to the Representative a non-accountable expense allowance in an amount not to exceed $210,000 on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated hereby. If the offering contemplated by this Agreement is not consummated for any reason, the Company shall be liable for the accountable expenses of the Representatives, including, but not limited to, legal fees, Blue Sky counsel fees, and "road show" and due diligence expenses, to a maximum of $200,000, less any payments previously made therefor.

          4.10 Application of Net Proceeds. The Company shall apply the net proceeds from the offering received by it in a manner consistent with the application described under the caption "Use of Proceeds" in the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.

          4.11 Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve (12) consecutive months beginning on the date immediately after the Effective Date.

          4.12 Reservation of Shares. The Company shall reserve and keep available that maximum number of its authorized but unissued shares of Common Stock as is issuable upon the exercise of the Representative's Warrants.

          4.13 Board of Directors. For a period of three years from the Effective Date, the Company will recommend and use its best efforts to elect a designee of the Underwriter as a member of its Board of Directors. If for whatever reason the Underwriter does not designate a member of the Company's Board of Directors, the Underwriter shall nevertheless have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors. The Company agrees to give the Underwriter written notice of each such meeting and to provide the Underwriter with an agenda and minutes

120243.3
                                      -22-
     of the meeting no later than the time it gives such notice and provides such items to the other directors. The Company agrees to provide such director or representative of the Underwriter: (i) the same compensation and expense reimbursement as would be paid to non-officer directors of the Company; and (ii) the same indemnification and insurance protection as is afforded generally to officers and directors of the Company.

          4.14 Press Releases. The Company shall not issue a press release or engage in any other publicity until twenty-five (25) days after the Effective Date, without the Representative's prior written consent, which consent shall not be unreasonably withheld.

          4.15 Nasdaq Maintenance. For a period of five years from the date hereof, the Company shall use its best efforts to maintain the listing of the Common Stock on the Nasdaq SmallCap Market for not less than five years, unless otherwise agreed to by the Underwriter.

          4.16 Key Person Life Insurance. For a period of at least three years following the Effective Date, the Company shall maintain key person life insurance with an insurance company which is reasonably satisfactory to the Representative in an amount no less than $2 million in the aggregate on the lives of each of Steve F. Brandon and Thomas F. Reed, naming the Company as the sole beneficiary thereof.

          4.17 Disqualification of Form S-1 (or other appropriate form). For a period equal to seven years from the date hereof, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration under the Act of the shares underlying the Representative's Warrants.

          4.18 Transfer Agent. The Company shall retain a transfer agent acceptable to the Underwriter for the Common Stock for a period of five years following the Effective Date.

          4.19 Accountants. For a period of three years from the Effective Date, the Company will not effect a change in its accounting firm without the prior written consent of the Representative, which consent will not be unreasonably withheld, except that no such consent is required if the new firm is a member of the so-called "Big Six."


120243.3
                                      -23-

          4.20 Professional Services. The Company shall retain attorneys and accountants acceptable to the Underwriter to assist the Company in preparation of the Registration Statement and the Prospectus. If requested by the Underwriter, the Company will retain a financial public relations firm and/or an advertising agency to assist in the preparation of the Registration Statement and Prospectus and for up to two years after the Effective Date.

          4.21 Sale of Securities. The Company will not, without obtaining the prior written of the Representative, (i) issue or sell in any manner, whether by private placement, public offering or otherwise, any of its securities, other than the Representative's Warrants, Common Stock upon the exercise of the Representative's Warrants or any other currently outstanding warrant or option, options (and Common Stock upon the exercise thereof) under the Company's stock option plans as currently in effect, or securities issued in connection with an acquisition or corporate combination, for a period of two years following the Closing Date, or (ii) permit or cause a private or public sale or private or public offering of any of its securities (in any manner, including pursuant to Rule 144 under the Act) owned nominally or beneficially by (A) any of the Insiders for a period of two years following the Closing Date or (B) any of the Non-Insider Shareholders for a period of six months following the Closing Date.

          4.22 Exercise Price of Options/Warrants. For a period of twelve months after the Effective Date, the Company will not grant or issue options to purchase more than 150,000 shares of the Company's Common Stock pursuant to the Company's 1996 Non-Senior Executive Stock Option Plan, and the exercise price of such options shall not be less than the fair market value of the Common Stock on the date of the grant.

          4.23 Insiders' Sales. During the three year period following the Effective Date, the Underwriter shall have the right to purchase for the Underwriter's account or to sell for the account of any of the Company's officers or directors, by any persons or entities currently owning shares or options to purchase five percent or more of the shares of Common Stock on the Effective Date, or by the Insiders, any securities of the Company sold by the Insiders pursuant to Rule 144 under the Act. Each of the Insiders will agree to offer the Underwriter the exclusive opportunity to purchase or sell such securities on terms at least as favorable to the Insiders as they can secure elsewhere.


120243.3
                                      -24-

     5. Conditions of the Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Shares, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of the Closing Date to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

          5.1 Regulatory Matters.

               5.1.1 Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Caro & Graifman, P.C., counsel to the Underwriter.

               5.1.2 NASD Clearance. On or before the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriter as described in the Registration Statement.

               5.1.3 No Blue Sky Stop Orders. No order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section
          4.3 hereof shall have been issued on the Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

          5.2 Counsel Matters.

               5.2.1 Closing Date Opinion of Counsel. On the Closing Date, the Representative shall have received the favorable opinion of Certilman Balin Adler & Hyman, LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to Caro & Graifman, P.C., counsel to the Underwriter, to the effect that:

                    (i) The  Company  has been  duly  organized  and is  validly existing as a corporation and is in good standing under the

120243.3
                                      -25-
               laws of its state of incorporation and is duly qualified and licensed and in good standing as a foreign corporation in Texas, which to the knowledge of such counsel is the only jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing (except where the failure to be so qualified or licensed would not have a material adverse effect on the Company).

                    (ii) The  Company  has all  requisite  corporate  power  and authority, and, to such counsel's knowledge, has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies, to own or lease its properties and to conduct its business as described in the Prospectus, and, to such counsel's knowledge, is in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations. The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the terms and conditions hereof. To such counsel's knowledge, no consents, approvals, authorizations or orders of, and no filing with any court or governmental agency or body (other than such as may be required under the Act and applicable Blue Sky laws), is required for the valid authorization, issuance, sale and delivery of the
               Securities,   and  the   consummation  of  the  transactions  and
               agreements contemplated by this Agreement and the Representative's Warrants, and as contemplated by the Prospectus or, if required, all such authorizations, approvals, consents, orders, registrations, licenses and permits have been duly obtained and are in full force and effect and have been disclosed to the Representatives.

                    (iii) All issued and  outstanding  securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; to such counsel's knowledge, the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and, to such counsel's knowledge, none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The outstanding options and warrants, if any, to purchase shares of Common Stock constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect

120243.3
                                      -26-
               affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (ii) as enforceability of any indemnification provision may be limited under Federal and State laws, (iii) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law). Prior to the completion of the offering, the offers and sales of the outstanding Common Stock and options and warrants to purchase shares of Common Stock have been at all relevant times either registered under the Act and the applicable state securities or Blue Sky Laws or exempt from such registration requirements. The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus.

                    (iv) The  Securities  have been duly  authorized  and,  when issued,  paid for and delivered in accordance  herewith,  will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company pursuant to the provisions of the Company's Certificate of Incorporation or, to such counsel's knowledge, similar contractual rights granted by the Company. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. When issued, the Representative's Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and the Representative's Warrants, when issued, will be enforceable against the Company in accordance with their terms, except (a) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (b) as enforceability of any indemnification provision may be limited under Federal and State laws, (c) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law).

120243.3
                                      -27-

                    (v) To such counsel's knowledge,  except as set forth in the
               Prospectus, or for Common Shares included in the Prospectus, no holders of any securities of the Company or of any options, warrants or securities of the Company exercisable for or convertible or exchangeable into securities of the Company has the right to require the Company to register any such securities under the Act or to include any such securities in a registration statement to be filed by the Company.

                    (vi) The Shares  have been  approved  for  listing on Nasdaq
               SmallCap Market System.

                    (vii) This  Agreement has been duly and validly  authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as made deny giving effect to waivers of debtors' rights, (b) as enforceability of any indemnification provision may be limited under Federal and State laws, (c) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law). The Representative's Warrants have been duly and validly authorized, executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling and/or similar laws, now or hereafter in effect affecting creditors rights and remedies and (including such as may deny giving effect to waivers of debtors' rights), (b) as enforceability of any indemnification provision may be limited under Federal and State laws, (c) that the remedy of specific performance and injunction and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the courts before which any proceeding therefor may be brought (regardless of whether such enforceability is considered a proceeding in equity or in law).

                    (viii) The execution, delivery and performance of this Agreement and the Representative's Warrants, the issuance and

120243.3
                                      -28-
               sale of the Securities, the consummation of the transactions contemplated hereby and thereby and the compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) to such counsel's knowledge, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any material mortgage, deed of trust, note, indenture, loan, contract, commitment or other material agreement or instrument known to such counsel, to which the Company is a party or by which the Company or any of its properties or assets may be bound, (b) result in any violation of any of the provisions of the Certificate of Incorporation or the By-Laws of the Company, (c) to such counsel's knowledge, violate any statute or any judgment, order or decree, rule or regulation applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets, or (d) to such counsel's knowledge have a material adverse effect on any permit, license, certification, registration, approval, consent, or franchise of the Company.

                    (ix) The Registration Statement, each Preliminary Prospectus and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements and notes thereto and other financial, numerical, accounting and statistical data included therein or omitted therefrom, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations. The Securities and all other securities issued or issuable by the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. All statements in the Prospectus (other than those set forth under the caption "Underwriting") have been reviewed by such counsel and, insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations, or legal conclusions are correct in all material respects. Each statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required, and all contracts, instruments or other documents known to such counsel, of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement are so described or filed as required.


120243.3
                                      -29-

                    (x) Such counsel has participated in one or more personal or telephonic conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Representative and/or counsel to the Underwriter at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth in its opinion), on the basis of the foregoing (relying as to the factual matters upon the statements of officers and other representatives of the Company and State officials) no facts have come to the attention of such counsel that caused it to believe that the Registration Statement (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom, as to which no opinion is requested or need be rendered) as amended or supplemented, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or the Prospectus (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom, as to which no opinion is requested or need be rendered) as amended or supplemented, as of its date, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (xi) The  Registration  Statement is effective under the Act and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or are threatened under the Act or applicable state securities laws.

                    (xii) To such counsel's knowledge, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any Intangibles used in the conduct of its business (including, but not limited to, any such licenses or rights

120243.3
                                      -30-
               described in the Prospectus as being owned or possessed by the Company).

                    (xiii) To such Counsel's  knowledge,  except as described in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other material agreement, instrument or other document evidencing an obligation for borrowed money, or any other material agreement, instrument or other document to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. To such Counsel's knowledge, the Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws, or, to the best of such counsel's knowledge, any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except as described in the Prospectus.

                    (xiv) To such  counsel's  knowledge,  except as set forth in
               the  prospectus,  there  are  no  claims,  payments,   issuances,
               arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangements or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriter's compensation, as determined by the NASD, in connection with the order and sale of the Shares.

                    (xv) To such counsel's knowledge, except as described in the
               Prospectus, the Company does not own any interest in any corporation, partnership, joint venture, trust or other business entity.

                    (xvi) To such  counsel's  knowledge,  except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or threatened against the Company, which would have a material adverse effect on the Company.

               5.2.2 Reliance. In rendering such opinions, such counsel may rely
          (i) as to matters involving the application of laws other than the laws of the United States, the General

120243.3
                                      -31-

          Corporation Law of the States of Delaware and New York and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriter's counsel) of other counsel reasonably acceptable to
          Underwriter's counsel, familiar with the applicable laws, (ii) as to matters of fact, to the extent they deem proper, (A) on certificates or other written statements of responsible officers of the Company and
          (B) on certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriter's counsel, (iii) as to matters described in the Prospectus under "Risk Factors - Uncertainty of Protection of Patents and Proprietary Rights" and "Business-Patents and Proprietary Rights", on advice of Thompson & Howison, LLP (which has been re-confirmed as of the opinion date) and (iv) as to matter described in the Prospectus under "Risk Factors - Uncertainty of Third Party Reimbursement and Product Pricing", "Risk Factors - Consumer Loans and Governmental Regulation", "Business-Governmental Regulations" and "Business-Third Party Reimbursement", on advice of Arent & Fox (which has been re-confirmed as of the opinion date). Such opinions of counsel shall include a statement to the effect that they may be relied upon by the Underwriter and counsel for the Underwriter. Such opinion may assume the due authorization, execution and delivery of all documentation referred to therein by the parties thereto other than the Company.

               5.2.3 Subsidiaries. In the event that the Company has one or more subsidiaries (the "subsidiaries"), the opinions referred to in this
          Section  5.2  shall  also be given  with  respect  to each  subsidiary
          (except as the context otherwise requires), as if the provisions calling for such opinions made specific reference to each subsidiary each time the term "Company" was used.

          5.3 Cold Comfort Letter. At the time this Agreement is executed, and at the Closing Date you shall have received a letter, addressed to the Underwriter and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to you and to Caro & Graifman, P.C., counsel to the Underwriter, from Moore Stephens, P.C., dated, respectively, as of the date of this Agreement, as of the Closing Date:


120243.3
                                      -32-

                    (i) Confirming  that they are independent  accountants  with respect to the Company and its subsidiaries (collectively, the "Entities") within the meaning of the Act and the applicable Regulations;

                    (ii) Stating that in their opinion the financial  statements of the Entities (including the unaudited financial information for the Company) included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations;

                    (iii) Stating that,  based on  performance of the procedures specified by the American Institute of Certified Public Accountants for a review of the latest available unaudited interim financial statements of the Entities (as defined in SAS No. 71 Interim Financial Interpretation) with an indication of the date of such unaudited financial statements, a reading of the latest available minutes of the stockholders and Boards of Directors of the Entities and the various committees of the Boards of Directors of the Entities, consultations with officers and other employees of the Entities responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (a) the unaudited financial statements of the Entities, included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, (b) at a date not later than five (5) days prior to the Effective Date or Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity of the Company as compared with amounts shown in the most recent balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from January 1, 1996 to a specified date not later than five (5) days prior to the Effective Date or Closing Date, as the case may be, there was any decrease in revenues or net earnings (or increase in net loss per share) of the Company or net earnings (or increase in net loss per share) of the Company per share of its Common Stock, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the

120243.3
                                      -33-
               preceding quarter, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease (or increase, as the case may be), setting forth the amount of such decrease;

                    (iv) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Entities set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Entities, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                    (v) Stating that they have not (and are not aware) during the immediately preceding five year period brought to the attention of the management of any of the Entities any reportable condition with respect to the Company's internal controls related to internal structure, design or operation, as defined in the Statement on auditing Standards No. 60 -- "Communication of Internal Control Structure Related Matters Noted in an Audit;" and

                    (vi) Statements as to such other matters incident to the transactions contemplated hereby as you may reasonably request.

     5.4 Certificates.

               5.4.1 Officers' Certificates. At the Closing Date the Representative shall have received a certificate of the Company signed by its respective Chief Executive Officer and Principal Accounting Officer, dated the Closing Date, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, and that the conditions set forth in
          Section 5.5 hereof have been satisfied as of such date and that, as of the Closing Date, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representative shall have received such other and further certificates of officers of the Company, and such other evidence including certified copies

120243.3
                                      -34-
          of applicable documentation, as the Representative may reasonably request.

               5.4.2 Secretary's Certificate. At the Closing Date, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date, certifying
          (i) that the Certificate of Incorporation and By-Laws, as amended, of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions relating to the offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) all correspondence between the Company or its counsel and the Commission, (iv) all correspondence between the Company or its counsel and Nasdaq and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

          5.5 No Material Changes. Prior to and on the Closing Date, (i) there shall have been no material adverse change or development involving a prospective material change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus, (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and the Prospectus which is materially adverse to the Company, (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness which default would have a material adverse effect on the Company, (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus, (v) no action, suit or proceeding, at law or in equity, shall be pending or threatened against the Company or affecting any of its property or business before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus, (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission, and (vii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all material statements that are required to be stated therein in

120243.3
                                      -35-
     accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          5.6 Delivery of Representative's Warrants. The Company shall have delivered to the Representative executed copies of the Representative's
     Warrants, registered in such authorized names and in such authorized denominations as the Representative shall have requested.

          5.7 Opinion of Counsel for the Underwriter. All proceedings taken in connection with the authorization, issuance or sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and to Caro & Graifman, P.C., counsel to the Underwriter, and you shall have received from such counsel a favorable opinion, dated the Closing Date, with respect to such of these proceedings as you may reasonably require. On or prior to the Effective Date, the Closing Date, counsel for the Underwriter shall have been furnished with such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this
     Section 5.7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

          5.8 Copies of the Prospectus. The Company shall furnish to the Underwriter and to other broker-dealers as directed by the Underwriter, as soon as possible after the Effective Date, and thereafter from time to time during the term of the public offering, as many copies of the Prospectus (and of any amended or supplemental Prospectus) as the Underwriter and such other broker-dealers may reasonably request. If, during such period, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include a statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or it shall be necessary to amend or supplement the Prospectus to comply with the Act or with the Regulations, the Company will forthwith notify the Underwriter thereof and will prepare and furnish to the Underwriter and such broker-dealers in

120243.3
                                      -36-
     such quantity as may be reasonably requested, an amendment or supplement which will correct such statement or omission or cause the Prospectus to comply with the Act and with the Regulations thereunder.

          5.9 Delivery of Certificates. Subject to the sale of 1,400,000 Shares, the Company agrees to (i) issue, or have issued, such certificates evidencing the Shares as have been sold in such names and denominations as the Underwriter may specify on at least three (3) days notice prior to the Closing Date; and (ii) deliver such Share certificates as the Underwriter may request, to the offices of the Underwriter, or the transfer agent of the Company, on the Closing Date, against payment by certified check or bank cashier's check to the order of the Company in Miami Clearing House funds, at $5.00 per Share, less underwriting commissions and any accountable and non-accountable expense allowance.

          5.10 Conditions to Obligation of the Company. The obligation of the Company to deliver the Shares to the Underwriter hereunder shall be subject to the conditions that (i) the Registration Statement shall have become effective; (ii) no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission at the Closing Date; and (iii) the Underwriter shall have sold all 1,400,000 Shares in the public offering.

          In case of any of the conditions specified in this Section 5.10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to you. Any such termination shall be without liability of the Underwriter to the Company; provided, however, that in event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement and shall be responsible for such costs and expenses in accordance with Section 4.9.2.

     6. Escrow Provision.

          6.1 Escrow Account. Notwithstanding anything contained herein to the contrary, unless the Underwriter shall sell 1,400,000 Shares, none of the Shares will be sold to the public. The Underwriter agrees to open a special non-interest bearing Escrow Account maintained at First Union National Bank of Florida, N.A.,

120243.3
                                      -37-

     Escrow Agent, in which there shall be deposited payment received by the Underwriter and selected dealers group for the Shares in full, without deductions for commissions and/or expenses.

          6.2 Receipt of Funds. Appropriate arrangements will be made by the Underwriter and members of the selected dealers group to provide for the receipt of funds from the subscribers of the Shares and to deposit same in the Escrow Account, in accordance with the provisions of this paragraph.

          6.3 No Commissions if Offering Unsuccessful. Unless the Underwriter shall have sold 1,400,000 Shares it shall not be entitled to receive any commissions, nor will the Underwriter be entitled to purchase any Underwriter's Warrants from the Company except as provided herein.

          6.4 Maintenance of Payments. The Underwriter shall comply in all respects with the requirements of Rule 15c2-4 of the Regulations with respect to the maintenance of payments received from the sale of the Shares in a special bank account. Said payments shall remain in such bank account until the Closing Date, or shall be returned to the subscribers as provided in Section 6.1 above. In the event that 1,400,000 Shares are sold and paid for within the time limitations herein provided, the funds in the Escrow Account (less the commissions and expense allowance due to the Underwriter) shall be transmitted to the Company, on the Closing Date, which shall then provide such documents, certificates, receipts and any and all other papers or instruments as counsel may reasonably deem necessary or appropriate under the circumstances.

     7. Indemnification.

          7.1 Indemnification of the Underwriter.

               7.1.1 By the Company. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter (a "controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) to which they or any of them

120243.3
                                      -38-
          may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, any Preliminary Prospectus or the Prospectus (as from time to time each may be amended or supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Representatives' Warrants; or (iii) any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, or Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any of the Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Representative, or any person controlling the Representative, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not set or given by or on behalf of the Representative to the person asserting such losses, claims, damages or liabilities, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of their respective officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Registration Statement or the Prospectus.

               7.1.2 Procedure. If any action is brought against the Underwriter or any controlling person in respect of which

120243.3
                                      -39-
          indemnity may be sought against the Company pursuant to Section 7.1.1, the Underwriter shall promptly notify the Company in writing of the institution of such action, but the failure to so notify the Company shall not relieve them from any liability they may have hereunder, unless such failure results in the forfeiture by the Company of material substantive rights and defenses, and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter) and payment of actual expenses incurred in connection therewith. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys selected by such Underwriter and/or controlling person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if an Underwriter or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

               7.2 Indemnification of the Company. The Underwriter agrees to indemnify and hold harmless the Company, its directors, officers, agents, employees and controlling persons, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Underwriter set forth in Section 7.1.1, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions directly relating to the transactions effected by the Underwriter in connection with this offering, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, or in any application in reliance upon, and in strict conformity with, written information furnished to the Company with respect to an Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto

120243.3
                                      -40-
          or in any such  application.  In case  any  action  shall  be  brought against the Company based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against the Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company shall have the rights and duties given to the Underwriter, by the provisions of Section 7.1.2.

               7.3 Contribution.

                    7.3.1 Contribution  Rights. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 7 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 7, then, and in each such case, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other hand; provided, however, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7.3, the Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the sum of (a) the amount paid by such Underwriter to the Company as its purchase price for such

120243.3
                                      -41-

               Shares plus (b) the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this
               Section 7, each respective director, officer and employee of any Underwriter, and each respective person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter.

                    7.3.2 Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid (15) fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 7 are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

     8. Covenants of the Representative. The Representative, covenants and agrees with the Company as follows:

          8.1 Compliance with NASD Rules of Fair Practice. The representative hereby agrees to comply with the National Association of Securities Dealers Regulation, Inc.'s Rules of Fair Practice.

          8.2 Waiver of "Lock-Up". The Representative shall not consummate any transactions with the Company's bridge lender described in the Prospectus, or waive the "lock-up" applicable to such bridge lender's securities until the Company has complied with its undertaking to the Registration Statement to file "sticker" supplements to the Prospectus pursuant to Rule 424(c) of the Act,

120243.3
                                      -42-
     or to file a post-effective amendment to the to Registration Statement.

     9.  Representations  and  Agreements  to  Survive  Delivery.  Except as the
context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date, and such representations, warranties and agreements of the Underwriter and the Company, including the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any of the Underwriter, the Company or any controlling person of any thereof, and shall survive termination of this Agreement or the issuance and delivery of the Shares to the Underwriter.

     10. Effective Date of This Agreement and Termination Thereof.

          10.1 Effective Date. The effective date of this Agreement is the date upon which the Commission declares the Registration Statement effective. You may prevent this Agreement from becoming effective without liability to any other party, except as noted below, by giving the notice indicated below in this Section 10 before the time this Agreement becomes effective. You agree to give the undersigned notice of the commencement of the offering described herein.

          10.2 Termination. You shall have the right to terminate this Agreement at any time prior to the Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; (ii) if trading on the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required in the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction, (iii) if the United States shall have become involved in a war or material hostilities, (iv) if a banking moratorium has been declared by a Florida State or federal authority, (v) if a moratorium on foreign exchange trading has been declared which materially adversely affects the United States securities market, (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall

120243.3
                                      -43-
     have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Shares, (vii) if Steve F. Brandon or Thomas F. Reed shall no longer serve or be available to serve the Company in their respective capacities, (viii) if the Company has breached any of its representations, warranties or obligations hereunder, or failed to expeditiously proceed with the offering or to cooperate with you in requesting effectiveness of the Registration Statement at such time as you may deem appropriate, or (ix) if the Underwriter shall have become aware after the date hereof of such a material adverse change in the condition (financial or otherwise), business or prospects of the Company, or such material adverse change in general market conditions as in your judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Underwriter for the sale of the Shares.

          10.3 Notice. If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, the Company shall be notified on the same day as such election is made by you by telephone or telecopy, confirmed by letter.

          10.4 Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the expenses related to the transactions contemplated herein shall be governed by Section 4.9 hereof.

          10.5 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

    11. Miscellaneous.

          11.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telecopied and confirmed:


120243.3
                                      -44-

          If to the Underwriter or the Representative:

                           Clayton Dunning & Company, Inc.
                           2901 South Bayshore Drive, #1E
                           Coconut Grove, FL 33133
                           Telecopier: (305) 448-3088

                           Attention: Robert C. Lau

          Copy to:

                           Caro & Graifman, P.C.
                           The Lincoln Building
                           60 East 42nd Street, Suite 2001
                           New York, NY 10165
                           Telecopier: (212) 867-4762

                           Attention: Chase A. Caro, Esq.

          If to the Company:

                           Niche Pharmaceuticals, Inc.
                           200 North Oak
                           P.O. Box 449
                           Roanoke, Texas 76262
                           Telecopier: (817) 491-2770

                           Attention: Steve F. Brandon

          Copy to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, New York 10017
                           Telecopier: (516) 296-7111

                           Attention:  Fred Skolnik, Esq.

          11.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

          11.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

120243.3
                                      -45-

          11.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

          11.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriter, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

          11.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to conflict of laws rules of such State. Any action, proceeding or claim against any of the parties hereto arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Texas or the federal court for the Eastern District of Texas, and the parties hereto irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Except as otherwise provided in this Agreement, the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its or their reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

          11.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

          11.8 Waiver, Etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any

120243.3
                                      -46-
     provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

120243.3
                                      -47-

          If the foregoing correctly sets forth the understanding between the Underwriter and Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                                  Very truly yours,

                                                  NICHE PHARMACEUTICALS, INC.


                                                  By:
                                                     --------------------------
                                                     Name:
                                                     Title:


Accepted as of the date first above written.

Coconut Grove, Florida

CLAYTON DUNNING & COMPANY, INC.



By:
   --------------------------
   Name:
   Title:






120243.3
                                      -48-

                                   APPENDIX I

                                   [Insiders]

120243.3
                                      -49-

                                   APPENDIX II

                           [Non-Insider Shareholders]




120243.3
                                      -50-


                                TABLE OF CONTENTS

                                                                                                               Page

1.       Purchase and Sale of Securities..........................................................................1
         1.1      Employment of the Underwriter . ................................................................1
                  1.1.1    Terms and Conditions of Employment.....................................................1
                  1.1.2    Agreement to Use Best Efforts..........................................................1
                  1.1.3    Consequences of Unsuccessful Offering..................................................2
                  1.1.4    Underwriter's Commission...............................................................2
         1.2      Representative's Warrants.......................................................................2
                  1.2.1    Purchase and Sale......................................................................2
                  1.2.2    Terms and Conditions of Warrants.......................................................3

2.       Representations and Warranties of the Company............................................................3
         2.1      Filings under Securities Laws...................................................................3
                  2.1.1    Pursuant to the Act....................................................................3
                  2.1.2    Pursuant to the Exchange Act...........................................................3
         2.2      No Stop or Other Orders.........................................................................4
         2.3      Disclosures in Registration Statement...........................................................4
                  2.3.1    Representation as to Contents..........................................................4
                  2.3.2    Disclosure Regarding Contracts.........................................................5
                  2.3.3    Prior Securities Transactions..........................................................5
         2.4      Changes After Dates in Registration Statement...................................................5
                  2.4.1    No Material Adverse Change.............................................................5
                  2.4.2    Recent Securities Transactions, Etc....................................................6
         2.5      Independent Accountants.........................................................................6
         2.6      Financial Statements............................................................................6
         2.7      Capitalization..................................................................................6
         2.8      Representations Regarding Securities............................................................7
                  2.8.1    Outstanding Securities.................................................................7
                  2.8.2    Securities Sold Hereunder..............................................................7
         2.9      No Registration Rights..........................................................................8
         2.10     Representations Regarding This Agreement........................................................8
         2.11     No Improper Payments............................................................................9
         2.12     No Defaults; Violations.........................................................................9
         2.13     Corporate Power; Licenses; Consents............................................................10
                  2.13.1            Conduct of Business..........................................................10
                  2.13.2            Required Consents............................................................10
         2.14     Title to Property; Insurance...................................................................10
         2.15     Litigation.....................................................................................11
         2.16     Organization; Good Standing....................................................................11
         2.17     Taxes..........................................................................................11
         2.18     Transactions Affecting Disclosure to NASD......................................................12
                  2.18.1            Finders' Fees................................................................12

120243.3
                                       (i)



                                                                                                               Page

                  2.18.2            Payments Within Twelve Months................................................12
                  2.18.3            Use of Proceeds..............................................................12
                  2.18.4            Insiders' NASD Affiliation...................................................12
         2.19     Internal Accounting Controls...................................................................13
         2.20 Nasdaq Listing.....................................................................................13
         2.21     Intangibles....................................................................................13
         2.22     Employee Matters...............................................................................14
                  2.22.1            Relations With Employees.....................................................14
                  2.22.2            Employee Benefit Plans.......................................................14
         2.23     Investment Company Representations.............................................................15
         2.24     Officer's Certificate..........................................................................15
         2.25     Lock-Up Agreements With Insiders...............................................................15
         2.26     No Stabilization or Manipulation...............................................................16
         2.27     Subsidiaries...................................................................................16
         2.28     Other Agreements...............................................................................16

3.       Representative's Representations and Warranties. . . . . .                                              16
         3.1      Organization:  Good Standing. . . . . . . . . . . . .                                          16
         3.2      Corporate Power; Licenses; Consents. . . . . . . . .                                           17
         3.3      Binding Obligation; Enforceability. . . . . . . . . .                                          17

4.       Covenants of the Company................................................................................17
         4.1      Amendments to Registration Statement...........................................................17
         4.2      Federal Securities Laws........................................................................17
                  4.2.1    Compliance............................................................................17
                  4.2.2    Filing of Final Prospectus............................................................18
                  4.2.3    Exchange Act Registration.............................................................18
                  4.2.4    Financial Printer.....................................................................18
         4.3      Blue Sky Filings...............................................................................18
         4.4      Delivery of Filings to Underwriter.............................................................18
         4.5      Effectiveness and Events Requiring Notice
                  to the Representative..........................................................................19
         4.6      Unaudited Financials...........................................................................19
         4.7      Reports to the Underwriters....................................................................20
                  4.7.1    Periodic Reports, Etc.................................................................20
                  4.7.2    Transfer Sheets.......................................................................20
         4.8      Delivery of Representative's Warrants..........................................................20
         4.9      Payment of Expenses............................................................................20
                  4.9.1    General Expenses......................................................................20
                  4.9.2    Representatives' Expenses.............................................................21
         4.10     Application of Net Proceeds....................................................................22
         4.11     Delivery of Earnings Statements to
                  Security Holders ..............................................................................22
         4.12     Reservation of Shares..........................................................................22

120243.3
                                      (ii)



                                                                                                               Page

         4.13     Board of Directors.............................................................................22
         4.14     Press Releases.................................................................................23
         4.15     Nasdaq Maintenance.............................................................................23
         4.16     Key Person Life Insurance......................................................................23
         4.17     Disqualification of Form S-1 (or other
                  appropriate form)..............................................................................23
         4.18     Transfer Agent.................................................................................23
         4.19     Accountants....................................................................................23
         4.20     Professional Services..........................................................................24
         4.21     Sale of Securities.............................................................................24
         4.22     Exercise Price of Options/Warrants.............................................................24
         4.23     Insiders Sales.................................................................................24

5.       Conditions of the Underwriter's Obligations.............................................................25
         5.1      Regulatory Matters.............................................................................25
                  5.1.1    Effectiveness of Registration Statement...............................................25
                  5.1.2    NASD Clearance........................................................................25
                  5.1.3    No Blue Sky Stop Orders...............................................................25
         5.2      Counsel Matters................................................................................25
                  5.2.1    Closing Date Opinion of Counsel.......................................................25
                  5.2.2    Reliance..............................................................................31
                  5.2.3    Subsidiaries..........................................................................32
         5.3      Cold Comfort Letter............................................................................32
         5.4      Certificates...................................................................................34
                  5.4.1    Officers' Certificates................................................................34
                  5.4.2    Secretary's Certificate...............................................................35
         5.5      No Material Changes............................................................................35
         5.6      Delivery of Representative's Warrants..........................................................36
         5.7      Opinion of Counsel for the Underwriter.........................................................36
         5.8      Copies of the Prospectus.......................................................................36
         5.9      Delivery of Certificates.......................................................................37
         5.10     Conditions to Obligation of the Company........................................................37

6.       Escrow Provision........................................................................................37
         6.1      Escrow Account.................................................................................37
         6.2      Receipt of Funds...............................................................................38
         6.3      No Commissions if Offering Unsuccessful........................................................38
         6.4      Maintenance of Payments........................................................................38

7.       Indemnification.........................................................................................38
         7.1      Indemnification of the Underwriter.............................................................38
                  7.1.1    By the Company........................................................................38
                  7.1.2    Procedure.............................................................................39
         7.2      Indemnification of the Company.................................................................40

120243.3
                                      (iii)



                                                                                                               Page

         7.3      Contribution...................................................................................41
                  7.3.1    Contribution Rights...................................................................41
                  7.3.2    Contribution Procedure................................................................42

8.       Covenants of the Representative.........................................................................42
         8.1      Compliance with NASD Rules of Fair Practice....................................................42
         8.2      Waiver of "Lock-Up" . . . . . . . . . .........................................................42

9.       Representations and Agreements to Survive Delivery......................................................43

10.      Effective Date of This Agreement and
         Termination Thereof.....................................................................................43
         10.1     Effective Date.................................................................................43
         10.2     Termination....................................................................................43
         10.3     Notice.........................................................................................44
         10.4     Expenses.......................................................................................44
         10.5     Indemnification................................................................................44

11.      Miscellaneous...........................................................................................44
         11.1     Notices........................................................................................44
         11.2     Headings.......................................................................................45
         11.3     Amendment......................................................................................45
         11.4     Entire Agreement...............................................................................46
         11.5     Binding Effect.................................................................................46
         11.6     Governing Law; Jurisdiction....................................................................46
         11.7     Execution in Counterparts......................................................................46
         11.8     Waiver, Etc....................................................................................46



120243.3
                                      (iv)




                              INDEX OF DEFINITIONS

Term                                                                                                        Section

Act...........................................................................................................2.1.1
Application...................................................................................................7.1.1
Asset Purchase Agreement.......................................................................................2.28
Closing Date..................................................................................................1.1.2
Code.........................................................................................................2.22.2
Commission....................................................................................................1.1.2
Common Stock....................................................................................................1.1
Company......................................................................................Introductory Paragraph
Contributing Party............................................................................................7.3.2
Controlling Person............................................................................................7.1.1
Control Persons................................................................................................2.25
Effective Date................................................................................................1.1.1
ERISA........................................................................................................2.22.2
ERISA Plan...................................................................................................2.22.2
Escrow Agreement..............................................................................................1.1.3
Escrow Account................................................................................................1.1.3
Exchange Act..................................................................................................2.1.2
Filing Date..................................................................................................2.18.2
Insiders.......................................................................................................2.25
Intangibles....................................................................................................2.21
Merger.........................................................................................................2.27
NASD..........................................................................................................1.1.1
Non-Insider Shareholders.......................................................................................2.25
Nasdaq.........................................................................................................2.20
Preferred Stock.................................................................................................2.7
Preliminary Prospectus........................................................................................2.1.1
Prospectus....................................................................................................2.1.1
Registration Statement........................................................................................2.1.1
Regulations...................................................................................................2.1.1
Representative...............................................................................Introductory Paragraph
Representative's Securities...................................................................................1.2.1
Representative's Warrants.....................................................................................1.2.1
Restrictions...................................................................................................2.14
Returns........................................................................................................2.17
Securities....................................................................................................1.2.1
Shares........................................................................................................1.1.1
Subsidiaries...................................................................................................2.27
Taxes..........................................................................................................2.17
Unaudited Financials............................................................................................4.6
Underwriter..................................................................................Introductory Paragraph
You..........................................................................................Introductory Paragraph

120243.3

                                       (v)